                               POWER OF ATTORNEY

    We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account C (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, Jeffrey K. Dellinger and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-3214) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signature as it may be signed by any of our attorneys-in-fact to any such registration statement. The power of attorney was signed on July 24, 2001.

                  /s/ JON A. BOSCIA
     -------------------------------------------            President and Director (Principal Executive Officer)
                    Jon A. Boscia

                /s/ LORRY J. STENSRUD
     -------------------------------------------            Executive Vice President, Chief Executive Officer of
                  Lorry J. Stensrud                         Annuities and Director

                  /s/ JANET CHRZAN                          Senior Vice President, Chief Financial Officer and
     -------------------------------------------            Director (Principal Accounting Officer and Principal
                    Janet Chrzan                            Financial Officer)

               /s/ LAWRENCE T. ROWLAND
     -------------------------------------------            Executive Vice President and Director
                 Lawrence T. Rowland

                  /s/ JOHN H. GOTTA
     -------------------------------------------            Executive Vice President, Chief Executive Officer of
                    John H. Gotta                           John H. Gotta Insurance and Director

               /s/ RICHARD C. VAUGHAN
     -------------------------------------------            Director
                 Richard C. Vaughan

            /s/ CHARLES E. HALDEMAN, JR.
     -------------------------------------------            Director
              Charles E. Haldeman, Jr.

                  /s/ SEE YENG QUEK
     -------------------------------------------            Chief Investment Officer and Director
                    See Yeng Quek

Account C Power of Attorney

 STATE OF PENNSYLVANIA       )
                             )SS:
 COUNTY OF PHILADELPHIA      )

    On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared JON A. BOSCIA, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                         /s/ SHARON M. SCOTESE
                                         ---------------------------------
                                         Notary Public

My Commission Expires: Sept. 6, 2004

--------------------------------------------------------------------------------

 STATE OF INDIANA            )
                             )SS:
 COUNTY OF ALLEN             )

    On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared LORRY J. STENSRUD, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                         /s/ SHARLENE K. GEER
                                         ---------------------------------
                                         Notary Public

My Commission Expires: 2/29/08

--------------------------------------------------------------------------------

 STATE OF INDIANA            )
                             )SS:
 COUNTY OF ALLEN             )

    On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared JANET CHRZAN, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                         /s/ JANET A. BELL
                                         ---------------------------------
                                         Notary Public

My Commission Expires: March 13, 2008

--------------------------------------------------------------------------------

 STATE OF INDIANA            )
                             )SS:
 COUNTY OF ALLEN             )

    On this 25th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared LAWRENCE T. ROWLAND, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                         /s/ KAREN S. BURTNETTE
                                         ---------------------------------
                                         Notary Public

My Commission Expires: 3/24/08

--------------------------------------------------------------------------------

Account C Power of Attorney

 STATE OF CONNECTICUT        )
                             )SS:
 COUNTY OF HARTFORD          )

    On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared JOHN H. GOTTA, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                         /s/ MARTHA JARVIS
                                         ---------------------------------
                                         Notary Public

My Commission Expires: Sep. 30, 2002

--------------------------------------------------------------------------------

 STATE OF PENNSYLVANIA       )
                             )SS:
 COUNTY OF PHILADELPHIA      )

    On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared RICHARD C. VAUGHAN, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                         /s/ SHARON M. SCOTESE
                                         ---------------------------------
                                         Notary Public

My Commission Expires: Sept. 6, 2004

--------------------------------------------------------------------------------

 STATE OF PENNSYLVANIA       )
                             )SS:
 COUNTY OF PHILADELPHIA      )

    On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared CHARLES E. HALDEMAN, JR., known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                         /s/ MARITZA H. CRUZADO
                                         ---------------------------------
                                         Notary Public

My Commission Expires: 12/09/2004

--------------------------------------------------------------------------------

 STATE OF PENNSYLVANIA       )
                             )SS:
 COUNTY OF PHILADELPHIA      )

    On this 27th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared SEE YENG QUEK, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                         /s/ JACQUELINE E. LOPEZ
                                         ---------------------------------
                                         Notary Public

My Commission Expires: 9/20/04